                                                                   Exhibit 10.19


                              TERMINATION AGREEMENT
                                    (Feldman)


         TERMINATION AGREEMENT dated as of March 18, 1997 by and between MICHAEL
J. FELDMAN, an individual residing at 79 Hundreds Road, Wellesley, Massachusetts 02181 (the "EMPLOYEE") and EXCHANGE APPLICATIONS, INC., a Delaware corporation that maintains its principal place of business at 695 Atlantic Avenue, Boston, Massachusetts 02111 (the "COMPANY").


                                    RECITALS

         The Employee is employed by, and is a stockholder of, the Company. Concurrently herewith, the Company is obtaining additional equity financing and, in connection therewith, is ceasing to operate the consulting business that the Employee has been engaged by the Company to manage and operate. The parties are entering into this Agreement to provide for the termination of the Employee's employment with the Company, the termination of various agreements to which the Employee and the Company are parties, and for various other matters incidental thereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto agree as follows:

1.       RESIGNATION.

         (a) By mutual consent of the parties, the Employee hereby resigns as an officer and an employee of the Company. The parties acknowledge and agree that the termination of the Employee's employment as contemplated hereby is without cause or fault of either the Employee or the Company and is being effected hereby in order to accommodate the Company's obtaining financing from outside sources.

         (b) The Company shall pay the Employee concurrently with the execution hereof in immediately available funds the balance of the Employee's 1996 bonus compensation in the amount of $50,000.

         (c) The Employment Agreement dated as of November 15, 1996 between the Employee and the Company is hereby terminated and neither the Employee nor the Company shall hereafter have any rights or duties thereunder.

                                                                   Exhibit 10.19


2.       PURCHASE AND SALE OF STOCK; DELIVERY OF STOCK FROM ESCROW.

         (a) The Employee hereby sells, conveys, transfers and assigns 166,750 shares of the Company's Common Stock, $.001 par value per share (the Common Stock of the Company being referred to as "COMMON STOCK"), to the Company, and the Company hereby purchases such shares from the Employee, for a purchase price of $166.75.

         (b) The Company hereby (i) waives its rights under Section 2 of the Founder Restricted Stock Agreement dated as of November 15, 1996 between the Employee and the Company (the "Restricted STOCK AGREEMENT") to purchase any of the Employee's shares of Common Stock other than the 166,750 shares thereof that are being purchased by the Company in accordance with Section 2(a) above (the "REPURCHASED Shares"), and (ii) agrees to release to the Employee out of the escrow contemplated by Section 7 of the Restricted Stock Agreement free and clear of the encumbrance created thereby and all other liens and encumbrances (other than those that may have been created by the Employee) one or more share certificates in the Employee's name evidencing 500,250 shares of Common Stock in the aggregate, such share certificates to be issued without reference to the Restricted Stock Agreement or, except as may otherwise expressly agreed to by the Employee in writing, any other agreement (such share certificates being collectively referred to as the "EMPLOYEE SHARE CERTIFICATE"). The Employee hereby represents and warrants to the Company that (i) the Employee is the beneficial owner of the Repurchased Shares and has the right to sell, convey, transfer and assign the same to the Company as contemplated hereby free and clear of all liens and encumbrances except for those created by the Restricted Stock Agreement, the Stockholders' Agreement dated as of November 15, 1996 among the Company, the Employee and other of the Company's stockholders, which Stockholder's Agreement is to be terminated concurrently herewith, and any other agreements to which the Company and the Employee are party.

         (c) The transactions contemplated by this Section 2 shall be consummated concurrently herewith by (i) the Company delivering to the Employee its check in the amount of $166.75 and the Employee Share Certificate and (ii) the Company retaining the stock certificate and completing and retaining the stock power (heretofore executed by the Employee) that it holds in accordance with Section 7 of the Restricted Stock Agreement.

         (d) The Restricted Stock Agreement is hereby terminated immediately upon the consummation of the transactions contemplated by this
Section 2 and, after giving effect to the transactions contemplated by this
Section 2, neither the Employee nor the Corporation shall have any rights or duties thereunder.

                                                                   Exhibit 10.19


3.       NONDISCLOSURE AND DEVELOPMENTS AGREEMENT.

         (a) The Nondisclosure and Developments Agreement dated as of November 15, 1996 between the Employee and the Company (the "NONDISCLOSURE AGREEMENT") is hereby amended to provide that Grant & Partners Limited Partnership is no longer a third party beneficiary thereof and that the definition of the term "PROPRIETARY INFORMATION" as used therein shall include only (i) all information concerning the Company's organization and financial affairs and (ii) all information and know-how, whether or not in writing, concerning the Company's VALEX software product and the development, production, marketing and the sale thereof, including, but not limited to, all inventions, products, processes, methods, techniques, projects, developments, plans, research data, algorithms, specifications, formula, computer programs, codes and other information relating thereto. The Nondisclosure Agreement is hereby further amended to provide that the term "DEVELOPMENTS" as used therein shall mean all inventions, improvements, discoveries, methods, developments, software and works of authorship related to the Company's Proprietary Information described in clause (ii) of the definition of "Proprietary Information" as set forth above, whether patentable or not, that were created, made, conceived or reduced to practice by the Employee, alone or jointly with others, or under the Employee's direction and known to the Employee during his employment by the Company, whether or not during normal working hours or on the Company's premises.

         (b) Without limitation of the provisions of the Nondisclosure Agreement, the Employee agrees not to disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval of the Board of Directors of the Company, from or after the date hereof, unless and until such Proprietary Information as become public knowledge without fault by the Employee.

4.       MUTUAL RELEASES.

         4.1. The Employee hereby releases the Company, Cyrk, Inc. and GPLP and their respective officers, directors, partners, affiliates and legal representatives (collectively, the "RELEASEES") from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, which the Employee now has or ever had (whether or not known) against the Releasees, including, without limitation, any claims for compensation (including any salary, bonuses, equity or other compensation), any benefits, any claims based on or arising out of any written or oral contract or agreement of any kind between any Releasee and the Employee, and any statutory or other claims arising as a result of the termination of the employment of such Employee, including any wrongful discharge claims, but excluding claims arising under this Agreement and each other agreement entered into by the Employee and any of the Releasees on

                                                                   Exhibit 10.19


or as of the date hereof.

         4.2. The Company, and by executing this Agreement where indicated below, each of Cyrk, Inc. and GPLP, hereby release the Employee from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, that, the Company, Cyrk, Inc. or GPLP now has or ever had (whether or not known) against the Employee other than those claims, demands, rights and causes of action arising under this Agreement and each other agreement entered into by the Employee and any of the Company, Cyrk, Inc. or GPLP on the date hereof or arising from any wrongful disclosure of "Proprietary Information" within the meaning of the Nondisclosure Agreement, as amended by Section 3 above.

5.       NON-COMPETITION.

         The Employee hereby covenants and agrees that he will not during the three year period ending on the third anniversary of the date of this Agreement (such period being referred to as the "NON-COMPETE PERIOD") (i) develop database marketing software ("SOFTWARE") or provide systems integration services (such businesses being referred to as "COMPANY BUSINESSES") anywhere in the United States or Canada either alone or as an employee, partner, consultant, member or manager of any other person, (ii) solicit any Company employees to leave the employ of the Company, (iii) solicit any Company employees to become employees of any other person or entity, or (iv) solicit any customer of the Company with respect to the Company Businesses. Nothing herein shall be deemed to prohibit the Employee from providing, either alone or as an employee, partner, consultant, member or manager of any person who is engaged in Company Businesses (any such person being referred to as "COMPANY COMPETITORS"), database marketing strategy and marketing program implementation consulting services ("CONSULTING SERVICES") or from providing Consulting Services to persons in association with Company Competitors that are selling to such persons Software or providing to such persons systems integration services, as long as the same is not in violation of the Nondisclosure Agreement, as amended by Section 3 above.

6.       NOTICES.

         All notices made under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 5.

7.       AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed

                                                                   Exhibit 10.19


by both the Company and the Employee.

8.       GOVERNING LAW.

         This Agreement shall be deemed to be a contract made under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or that may hereafter succeed to the Company's assets or business.

10.      MISCELLANEOUS.

         (a) No delay or omission by the Company or the Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         (c) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

         (d) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

                                                                   Exhibit 10.19



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



                                   EXCHANGE APPLICATIONS, INC.



                                   By: /s/ Andrew J. Frawley
                                       --------------------------------------
                                       Andrew J. Frawley, President



                                   EMPLOYEE:



                                   /s/ Michael J. Feldman
                                   -----------------------------------------
                                   Michael J. Feldman

                                                                   Exhibit 10.19


                          ACKNOWLEDGMENT AND AGREEMENT


         (a) The undersigned hereby acknowledges and agrees that the Nondisclosure and Developments Agreement dated as of November 15, 1996 referred to in Section 3 above is hereby amended as provided in Section 3 above.

         (b) The undersigned further acknowledges and agrees that notwithstanding the termination concurrently herewith of the Stockholders' Agreement dated as of November 15, 1996 among the Company, the Employee, the undersigned and Andrew J. Frawley, the undersigned shall, to the fullest extent permitted under Massachusetts law, continue to indemnify the Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in respect of any action, suit or proceeding in which the Employee may be involved or with which he may be threatened by reason of his actions or omissions in connection with services rendered directly or indirectly to the undersigned during the term of his employment by the undersigned. In addition to any and all other remedies that may be available at law in the event of any breach by the undersigned of its duties under this paragraph (b), the Employee shall be entitled to specific performance of the undersigned's duties under this paragraph (b) and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         (c)      The undersigned hereby releases the Employee as provided in
Section 4.2 above.



                              GRANT & PARTNERS LIMITED PARTNERSHIP

                              By: Grant & Partners, Inc., its General Partner

                              By: /s/ Alan Grant
                                  -------------------------------------------
                                  Title: President




                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby releases the Employee as provided in Section 4.2 above.


                              CYRK, INC.

                              By: /s/ Patrick Brady
                                  ------------------------------------------
                                  Title: President

                                                                   Exhibit 10.19




                              TERMINATION AGREEMENT
                                     (VINEY)


         TERMINATION AGREEMENT dated as of March 18, 1997 by and between ROBERT VINEY, an individual residing at 30 Bogastow Brook Road, Sherborn, Massachusetts 01770 (the "EMPLOYEE") and EXCHANGE APPLICATIONS, INC., a Delaware corporation that maintains its principal place of business at 695 Atlantic Avenue, Boston, Massachusetts 02111 (the "COMPANY").


                                    RECITALS

         The Employee is employed by, and is a stockholder of, the Company. Concurrently herewith, the Company is obtaining additional equity financing and, in connection therewith, is ceasing to operate the consulting business that the Employee has been engaged by the Company to manage and operate. The parties are entering into this Agreement to provide for the termination of the Employee's employment with the Company, the termination of various agreements to which the Employee and the Company are parties, and for various other matters incidental thereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto agree as follows:

1.       RESIGNATION.

         (a) By mutual consent of the parties, the Employee hereby resigns as an employee of the Company. The parties acknowledge and agree that the termination of the Employee's employment as contemplated hereby is without cause or fault of either the Employee or the Company and is being effected hereby in order to accommodate the Company's obtaining financing from outside sources.

         (b) The Company shall pay to the Employee concurrently with the execution hereof in immediately available funds the remaining balance of the Employee's 1996 bonus compensation in the amount of $13,500.

2.       PURCHASE AND SALE OF STOCK; DELIVERY OF STOCK FROM ESCROW.

         (a) The Employee hereby sells, conveys, transfers and assigns 75,000 shares of the Company's Common Stock, $.001 par value per share (the Common Stock of the Company being referred to as "COMMON STOCK"), to the Company, and the Company hereby purchases such shares from the Employee, for a purchase price of $75.00.

                                                                   Exhibit 10.19


         (b) The Company hereby (i) waives its rights under Section 3(b) of the Employee Restricted Stock Agreement dated as of November 15, 1996 between the Employee and the Company (the "RESTRICTED STOCK AGREEMENT") to purchase any of the Employee's shares of Common Stock other than the 75,000 shares thereof that are being purchased by the Company in accordance with Section 2(a) above (the "REPURCHASED Shares"), and (ii) agrees to release to the Employee out of the escrow contemplated by Section 8 of the Restricted Stock Agreement free and clear of the encumbrance created thereby and all other liens and encumbrances (other than those that may have been created by the Employee) one or more share certificates in the Employee's name evidencing 25,000 shares of Common Stock in the aggregate, such share certificates to be issued without any reference to the Restricted Stock Agreement or, except as may otherwise expressly agreed to by the Employee in writing, any other agreement (such share certificates being referred to as the "EMPLOYEE SHARE CERTIFICATE"). The Employee hereby represents and warrants to the Company that (i) the Employee is the beneficial owner of the Repurchased Shares and has the right to sell, convey, transfer and assign the same to the Company as contemplated hereby free and clear of all liens and encumbrances except for those created by the Restricted Stock Agreement and any other agreements to which the Company and the Employee are party.

         (c) The transactions contemplated by this Section 2 shall be consummated concurrently herewith by (i) the Company delivering to the Employee its check in the amount of $75.00 and the Employee Share Certificate and (ii) the Company retaining the stock certificate and completing and retaining the stock power (heretofore executed by the Employee) that it holds in accordance with Section 8 of the Restricted Stock Agreement.

         (d) The Restricted Stock Agreement is hereby terminated immediately upon the consummation of the transactions contemplated by this
Section 2 and, after giving effect to the transactions contemplated by this
Section 2, neither the Employee nor the Corporation shall have any rights or duties thereunder.

3. AMENDMENT OF NONDISCLOSURE AND DEVELOPMENTS AGREEMENT AND TERMINATION OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         (a)(i) The Nondisclosure and Developments Agreement dated as of November 15, 1996 between the Employee and the Company (the "NONDISCLOSURE AGREEMENT") is hereby amended to provide that Grant & Partners Limited Partnership is no longer a third party beneficiary thereof and that the definition of the term "PROPRIETARY INFORMATION" as used therein shall include only (i) all information concerning the Company's organization and financial affairs and (H) all information and know-how, whether or not in writing, concerning the Company's VALEX software product and the development, production, marketing and the sale thereof, including, but not limited to, all inventions, products, processes, methods, techniques, projects,

                                                                   Exhibit 10.19



developments, plans, research data, algorithms, specifications, formula, computer programs, codes and other information relating thereto. The Nondisclosure Agreement is hereby further amended to provide that the term "DEVELOPMENTS" as used therein shall mean all inventions, improvements, discoveries, methods, developments, software and works of authorship related to the Company's Proprietary Information described in clause (ii) of the definition of "Proprietary Information" as set forth above, whether patentable or not, that were created, made, conceived or reduced to practice by the Employee, alone or jointly with others, or under the Employee's direction and known to the Employee during his employment by the Company, whether or not during normal working hours or on the Company's premises.

         (ii) Without limitation of the provisions of the Nondisclosure Agreement, the Employee agrees not to disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval of the Board of Directors of the Company, from or after the date hereof, unless and until such Proprietary Information as become public knowledge without fault by the Employee.

         (b) The Non-Competition and Non-Solicitation Agreement dated as of December 11, 1996 between the Employee and the Company is hereby terminated and neither the Company or its affiliates (including, without limitation, GPLP) nor the Employee shall hereafter have any rights or duties thereunder.

4.       MUTUAL RELEASES.

         (a) The Employee hereby releases the Company, Cyrk, Inc. and GPLP and their respective officers, directors, partners, affiliates and legal representatives (collectively, the "RELEASEES") from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, which the Employee now has or ever had (whether or not known) against the Releasees including, without limitation, any claims for compensation (including any salary, bonuses, equity or other compensation), any benefits, any claims based on or arising out of any written or oral contract or agreement of any kind between any Releasee and the Employee, and any statutory or other claims arising as a result of the termination of the employment of such Employee, including any wrongful discharge claims, but excluding claims arising under this Agreement and each other agreement entered into by the Employee and any of the Releasees on the date hereof.

         (b) The Company, and by executing this Agreement where indicated below, each of Cyrk, Inc. and GPLP, hereby release the Employee from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, that the Company, Cyrk, Inc. or GPLP now has or ever had (whether or not known) against the Employee other than those

                                                                   Exhibit 10.19


claims, demands, rights and causes of action arising under this Agreement and each other agreement entered into by the Employee and any of the Company, Cyrk, Inc. or GPLP on the date hereof or arising from any wrongful disclosure of "Proprietary Information" within the meaning of the Nondisclosure Agreement, as amended by Section 3(a) above.

5.       NON-COMPETITION.

         The Employee hereby covenants and agrees that he will not during the one year period ending on the first anniversary of the date of this Agreement (such period being referred to as the "NON-COMPETE PERIOD") (a) develop database marketing software ("SOFTWARE") or provide systems integration services (such businesses being referred to as "COMPANY BUSINESSES") anywhere in the United States or Canada either alone or as an employee, partner, consultant, member or manager of any other person, (b) solicit any Company employees to leave the employ of the Company, (c) solicit any Company employees to become employees of any other person or entity, or (d) solicit any customer of the Company with respect to the Company Businesses. Nothing herein shall be deemed to prohibit the Employee from providing, either alone or as an employee, partner, consultant, member or manager of any person who is engaged in Company Businesses (any such person being referred to as "COMPANY COMPETITORS"), database marketing strategy and marketing program implementation consulting services ("CONSULTING SERVICES") or from providing Consulting Services to persons in association with Company Competitors that are selling to such persons Software or providing to such persons systems integration services.

6.       NOTICES.

         All notices made under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6.

7.       AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

8.       GOVERNING LAW.

         This Agreement shall be deemed to be a contract under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

                                                                   Exhibit 10.19



9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or that may hereafter succeed to the Company's assets or business.

10.      MISCELLANEOUS.

         (a) No delay or omission by the Company or the Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         (c) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

         (d) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



                                        EXCHANGE APPLICATIONS, INC.


                                        By: /s/ Andrew J. Frawley
                                            ----------------------------------
                                            Andrew J. Frawley, President


                                        EMPLOYEE

                                        /s/ Robert Viney
                                        --------------------------------------
                                        Robert Viney

                                                                   Exhibit 10.19


                          ACKNOWLEDGMENT AND AGREEMENT

         (a) The undersigned hereby acknowledges and agrees (i) that the Nondisclosure and Developments Agreement dated as of November 15, 1996 referenced in Section 3(a) above is hereby amended as provided in Section 3(a) above, and (ii) that the Non-Competition and Non-Solicitation Agreement dated as of December 11, 1996 referred to in Section 3(b) above is hereby terminated and that neither the undersigned nor the Employee hereafter has any rights or duties thereunder.

         (b)      The undersigned hereby releases the Employee as provided in
Section 4(b) above.




                             GRANT & PARTNERS LIMITED PARTNERSHIP

                             By: Grant & Partners, Inc., its General Partner

                             By: /s/ Alan Grant
                                 -------------------------------------------
                                 Title: President



                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby releases the Employee as provided in Section 4.2 above.


                              CYRK, INC.

                              By: /s/ Patrick Brady
                                 -------------------------------------------
                                 Title: President

                                                                   Exhibit 10.19


                              TERMINATION AGREEMENT
                                      (AHN)


         TERMINATION AGREEMENT dated as of March 18, 1997 by and between HUGO AHN, an individual residing at 60 Draper Road, Dover, Massachusetts 02030 (the "EMPLOYEE") and EXCHANGE APPLICATIONS, INC., a Delaware corporation that maintains its principal place of business at 695 Atlantic Avenue, Boston, Massachusetts 02111 (the "COMPANY").


                                    RECITALS

         The Employee is employed by, and is a stockholder of, the Company. Concurrently herewith, the Company is obtaining additional equity financing and, in connection therewith, is ceasing to operate the consulting business that the Employee has been engaged by the Company to manage and operate. The parties are entering into this Agreement to provide for the termination of the Employee's employment with the Company, the termination of various agreements to which the Employee and the Company are parties, and for various other matters incidental thereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto agree as follows:

1.       RESIGNATION.

         (a) By mutual consent of the parties, the Employee hereby resigns as an employee of the Company. The parties acknowledge and agree that the termination of the Employee's employment as contemplated hereby is without cause or fault of either the Employee or the Company and is being effected hereby in order to accommodate the Company's obtaining financing from outside sources.

         (b) The Company shall pay to the Employee concurrently with the execution hereof in immediately available funds the remaining balance of the Employee's 1996 bonus compensation in the amount of $39,000.

2.       PURCHASE AND SALE OF STOCK-, DELIVERY OF STOCK FROM ESCROW.

         (a) The Employee hereby sells, conveys, transfers and assigns 37,500 shares of the Company's Common Stock, .$.001 par value per share (the Common Stock of the Company being referred to as "COMMON STOCK"), to the Company, and the Company hereby purchases such shares from the Employee, for a purchase price of $37.50.

                                                                   Exhibit 10.19


         (b) The Company hereby (i) waives its rights under Section 3(b) of the Employee Restricted Stock Agreement dated as of November 15, 1996 between the Employee and the Company (the "RESTRICTED STOCK AGREEMENT") to purchase any of the Employee's shares of Common Stock other than the 37,500 shares thereof that are being purchased by the Company in accordance with Section 2(a) above (the "REPURCHASED SHARES"), and (ii) agrees to release to the Employee out of the escrow contemplated by Section 8 of the Restricted Stock Agreement free and clear of the encumbrance created thereby and all other liens and encumbrances (other than those that may have been created by the Employee) one or more share certificates in the Employee's name evidencing 12,500 shares of Common Stock in the aggregate, such share certificates to be issued without any reference to the Restricted Stock Agreement or, except as may otherwise expressly agreed to by the Employee in writing, any other agreement (such share certificates being referred to as the "EMPLOYEE SHARE CERTIFICATE"). The Employee hereby represents and warrants to the Company that (i) the Employee is the beneficial owner of the Repurchased Shares and has the right to sell, convey, transfer and assign the same to the Company as contemplated hereby free and clear of all liens and encumbrances except for those created by the Restricted Stock Agreement and any other agreements to which the Company and the Employee are party.

         (c) The transactions contemplated by this Section 2 shall be consummated concurrently herewith by (i) the Company delivering to the Employee its check in the amount of $37.50 and the Employee Share Certificate and (ii) the Company retaining the stock certificate and completing and retaining the stock power (heretofore executed by the Employee) that it holds in accordance with Section 8 of the Restricted Stock Agreement.

         (d) The Restricted Stock Agreement is hereby terminated immediately upon the consummation of the transactions contemplated by this
Section 2 and, after giving effect to the transactions contemplated by this
Section 2, neither the Employee nor the Corporation shall have any rights or duties thereunder.

3. AMENDMENT OF NONDISCLOSURE AND DEVELOPMENTS AGREEMENT AND TERMINATION OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         (a)(i) The Nondisclosure and Developments Agreement dated as of November 15, 1996 between the Employee and the Company (the "NONDISCLOSURE AGREEMENT") is hereby amended to provide that Grant & Partners Limited Partnership is no longer a third party beneficiary thereof and that the definition of the term "PROPRIETARY INFORMATION" as used therein shall include only (i) all information concerning the Company's organization and financial affairs and (ii) all information and know-how, whether or not in writing, concerning the Company's VALEX software product and the development, production, marketing and the sale thereof, including, but not limited to, all inventions, products, processes, methods, techniques, projects, developments, plans, research data, algorithms, specifications, formula, computer

                                                                   Exhibit 10.19


programs, codes and other information relating thereto. The Nondisclosure Agreement is hereby further amended to provide that the term "DEVELOPMENTS" as used therein shall mean all inventions, improvements, discoveries, methods, developments, software and works of authorship related to the Company's Proprietary Information described in clause (ii) of the definition of "Proprietary Information" as set forth above, whether patentable or not, that were created, made, conceived or reduced to practice by the Employee, alone or jointly with others, or under the Employee's direction and known to the Employee during his employment by the Company, whether or not during normal working hours or on the Company's premises.

         (ii) Without limitation of the provisions of the Nondisclosure Agreement, the Employee agrees not to disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval of the Board of Directors of the Company, from or after the date hereof, unless and until such Proprietary Information as become public knowledge without fault by the Employee.

         (b) The Non-Competition and Non-Solicitation Agreement dated as of November 15, 1996 between the Employee and the Company is hereby terminated and neither the Company or its affiliates (including, without limitation, GPLP) nor the Employee shall hereafter have any rights or duties thereunder.

4.       MUTUAL RELEASES.

         (a) The Employee hereby releases the Company, Cyrk, Inc. and GPLP and their respective officers, directors, partners, affiliates and legal representatives (collectively, the "RELEASEES") from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, which the Employee now has or ever had (whether or not known) against the Releasees including, without limitation, any claims for compensation (including any salary, bonuses, equity or other compensation), any benefits, any claims based on or arising out of any written or oral contract or agreement of any kind between any Releasee and the Employee, and any statutory or other claims arising as a result of the termination of the employment of such Employee, including any wrongful discharge claims, but excluding claims arising under this Agreement and each other agreement entered into by the Employee and any of the Releasees on the date hereof.

         (b) The Company, and by executing this Agreement where indicated below, each of Cyrk, Inc. and GPLP, hereby release the Employee from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, that the Company, Cyrk, Inc. or GPLP now has or ever had (whether or not known) against the Employee other than those claims, demands, rights and causes of action arising under this Agreement and each

                                                                   Exhibit 10.19


other agreement entered into by the Employee and any of the Company, Cyrk, Inc. or GPLP on the date hereof or arising from any wrongful disclosure of "Proprietary Information" within the meaning of the Nondisclosure Agreement, as amended by Section 3(a) above.

5.       NON-COMPETITION.

         The Employee hereby covenants and agrees that he will not during the one year period ending on the first anniversary of the date of this Agreement (such period being referred to as the "NON-COMPETE PERIOD") (a) develop database marketing software ("SOFTWARE") or provide systems integration services (such businesses being referred to as "COMPANY BUSINESSES") anywhere in the United States or Canada either alone or as an employee, partner, consultant, member or manager of any other person, (b) solicit any Company employees to leave the employ of the Company, (c) solicit any Company employees to become employees of any other person or entity, or (d) solicit any customer of the Company with respect to the Company Businesses.

Nothing herein shall be deemed to prohibit the Employee from providing, either alone or as an employee, partner, consultant, member or manager of any person who is engaged in Company Businesses (any such person being referred to as "COMPANY COMPETITORS"), database marketing strategy and marketing program implementation consulting services ("CONSULTING SERVICES") or from providing Consulting Services to persons in association with Company Competitors that are selling to such persons Software or providing to such persons systems integration services.

6.       NOTICES.

         All notices made under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6.

7.      AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

                                                                   Exhibit 10.19


8.       GOVERNING LAW.

         This Agreement shall be deemed to be a contract under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or that may hereafter succeed to the Company's assets or business.

10.      MISCELLANEOUS.

         (a) No delay or omission by the Company or the Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         (c) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

         (d) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

                                                                   Exhibit 10.19


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



                                   EXCHANGE APPLICATIONS, INC.


                                   By: /s/ Andrew J. Frawley
                                       ---------------------------------------
                                       Andrew J. Frawley, President




                                    EMPLOYEE

                                   /s/ Hugo Ahn
                                   ------------------------------------------
                                   Hugo Ahn

                                                                   Exhibit 10.19


                          ACKNOWLEDGMENT AND AGREEMENT

         (a) The undersigned hereby acknowledges and agrees (i) that the Nondisclosure and Developments Agreement dated as of November 15, 1996 referenced in Section 3(a) above is hereby amended as provided in Section 3,(a) above, and (ii) that the Non-Competition and Non-Solicitation Agreement dated as of November 15, 1996 referred to in Section 3(b) above is hereby terminated and that neither the undersigned nor the Employee hereafter has any rights or duties thereunder.

         (b) The undersigned hereby acknowledges and agrees that the Non-Competition and Non-Solicitation Agreement dated May 7, 1996 and the Nondisclosure and Developments Agreement dated May 7, 1996 between the Employee and GPLP are hereby terminated and that neither the undersigned nor the Employee has any rights or duties thereunder.

         (c)      The undersigned hereby releases the Employee as provided in
Section 4(b) above.



                              GRANT & PARTNERS LIMITED PARTNERSHIP

                              By: Grant & Partners, Inc., its General Partner


                              By: /s/ Alan Grant
                                  -------------------------------------------
                                  Title: President




                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby releases the Employee as provided in Section 4.2 above.



                              CYRK, INC.


                              By: /s/ Patrick Brady
                                  -------------------------------------------
                                  Title: President

                                                                   Exhibit 10.19





                              TERMINATION AGREEMENT
                                    (RUSKAUP)


         TERMINATION AGREEMENT dated as of March 18, 1997 by and between ELIZABET RUSKAUP, an individual residing at 63 Liberty Avenue, No. 2, Somerville, Massachusetts 02144 (the "EMPLOYEE") and EXCHANGE APPLICATIONS, INC., a Delaware corporation that maintains its principal place of business at 695 Atlantic Avenue, Boston, Massachusetts 021 11 (the "COMPANY").


                                    RECITALS

        The Employee is employed by, and is a stockholder of, the Company. Concurrently herewith, the Company is obtaining additional equity financing and, in connection therewith, is ceasing to operate the consulting business that the Employee has been engaged by the Company to manage and operate. The parties are entering into this Agreement to provide for the termination of the Employee's employment with the Company, the termination of various agreements to which the Employee and the Company are parties, and for various other matters incidental thereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto agree as follows:


1.       RESIGNATION.

         (a) By mutual consent of the parties, the Employee hereby resigns an employee of the Company. The parties acknowledge and agree that the termination of the Employee's employment as contemplated hereby is without cause or fault of either the Employee or the Company and is being effected hereby in order to accommodate the Company's obtaining financing from outside sources.

         (b) The Company shall pay to the Employee concurrently with the execution hereof in immediately available funds the remaining balance of the Employee's 1996 bonus compensation in the amount of $2,000.

2.       Purchase AND SALE OF STOCK-, DELIVERY OF STOCK FROM ESCROW.

         (a) The Employee hereby sells, conveys, transfers and assigns 2,500 shares of the Company's Common Stock, $.001 par value per share (the Common Stock of the Company being referred to as "COMMON STOCK"), to the Company, and the

                                                                   Exhibit 10.19


Company hereby purchases such shares from the Employee, for a purchase price of $2.50.

         (b) The Company hereby (i) waives its rights under Section 3(b) of the Employee Restricted Stock Agreement dated as of November 15, 1996 between the Employee and the Company (the "RESTRICTED STOCK AGREEMENT") to purchase any of the Employee's shares of Common Stock other than the 2,500 shares thereof that are being purchased by the Company in accordance with Section 2(a) above (the "REPURCHASED SHARES"), and (ii) agrees to release to the Employee out of the escrow contemplated by Section 8 of the Restricted Stock Agreement free and clear of the encumbrance created thereby and all other liens and encumbrances (other than those that may have been created by the Employee) one or more share certificates in the Employee's name evidencing 2,500 shares of Common Stock in the aggregate, such share certificates to be issued without any reference to the Restricted Stock Agreement or, except as may otherwise expressly agreed to by the Employee in writing, any other agreement (such share certificates being referred to as the "EMPLOYEE SHARE CERTIFICATE"). The Employee hereby represents and warrants to the Company that (i) the Employee is the beneficial owner of the Repurchased Shares and has the right to sell, convey, transfer and assign the same to the Company as contemplated hereby free and clear of all liens and encumbrances except for those created by the Restricted Stock Agreement and any other agreements to which the Company and the Employee are party.

         (c) The transactions contemplated by this Section 2 shall be consummated concurrently herewith by (i) the Company delivering to the Employee its check in the amount of $2.50 and the Employee Share Certificate and (ii) the Company retaining the stock certificate and completing and retaining the stock power (heretofore executed by the Employee) that it holds in accordance with
Section 8 of the Restricted Stock Agreement.

         (d) The Restricted Stock Agreement is hereby terminated immediately upon the consummation of the transactions contemplated by this
Section 2 and, after giving effect to the transactions contemplated by this
Section 2, neither the Employee nor the Corporation shall have any rights or duties thereunder.

3. AMENDMENT OF NONDISCLOSURE AND DEVELOPMENTS AGREEMENT AND TERMINATION OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         (a)(i) The Nondisclosure and Developments Agreement dated as of November 15, 1996 between the Employee and the Company (the "NONDISCLOSURE AGREEMENT") is hereby amended to provide that Grant & Partners Limited Partnership is no longer a third party beneficiary thereof and that the definition of the term "PROPRIETARY INFORMATION" as used therein shall include only (i) all information concerning the Company's organization and financial affairs and (ii) all information and know-how, whether or not in writing, concerning the Company's VALEX software product and

                                                                   Exhibit 10.19


the development, production, marketing and the sale thereof, including, but not limited to, all inventions, products, processes, methods, techniques, projects, developments, plans, research data, algorithms, specifications, formula, computer programs, codes and other information relating thereto. The Nondisclosure Agreement is hereby further amended to provide that the term "DEVELOPMENTS" as used therein shall mean all inventions, improvements, discoveries, methods, developments, software and works of authorship related to the Company's Proprietary Information described in clause (ii) of the definition of "Proprietary Information" as set forth above, whether patentable or not, that were created, made, conceived or reduced to practice by the Employee, alone or jointly with others, or under the Employee's direction and known to the Employee during his employment by the Company, whether or not during normal working hours or on the Company's premises.

         (ii) Without limitation of the provisions of the Nondisclosure Agreement, the Employee agrees not to disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval of the Board of Directors of the Company, from or after the date hereof, unless and until such Proprietary Information as become public knowledge without fault by the Employee.

         (b) The Non-Competition and Non-Solicitation Agreement dated as of November 15, 1996 between the Employee and the Company is hereby terminated and neither the Company or its affiliates (including, without limitation, GPLP) nor the Employee shall hereafter have any rights or duties thereunder.

4.       MUTUAL RELEASES.

         (a) The Employee hereby releases the Company, Cyrk, Inc. and GPLP and their respective officers, directors, partners, affiliates and legal representatives (collectively, the "RELEASEES") from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, which the Employee now has or ever had (whether or not known) against the Releasees including, without limitation, any claims for compensation (including any salary, bonuses, equity or other compensation), any benefits, any claims based on or arising out of any written or oral contract or Agreement of any kind between any Releasee and the Employee, and any statutory or other claims arising as a result of the termination of the employment of such Employee, including any wrongful discharge claims, but excluding claims arising under this Agreement and each other agreement entered into by the Employee and any of the Releasees on the date hereof.

         (b) The Company, and by executing this Agreement where indicated below, each of Cyrk, Inc. and GPLP, hereby release the Employee from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that

                                                                   Exhibit 10.19


may result from the existing state of things, that the Company, Cyrk, Inc. or GPLP now has or ever had (whether or not known) against the Employee other than those claims, demands, rights and causes of action arising under this Agreement and each other agreement entered into by the Employee and any of the Company, Cyrk, Inc. or GPLP on the date hereof or arising from any wrongful disclosure of "Proprietary Information" within the meaning of the Nondisclosure Agreement, as amended by Section 3(a) above.

5.       NON-COMPETITION.

         The Employee hereby covenants and agrees that he will not during the one year period ending on the first anniversary of the date of this Agreement (such period being referred to as the "NON-COMPETE PERIOD") (a) develop database marketing software ("SOFTWARE") or provide systems integration services (such businesses being referred to as "COMPANY BUSINESSES") anywhere in the United States or Canada either alone or as an employee, partner, consultant, member or manager of any other person, (b) solicit any Company employees to leave the employ of the Company, (c) solicit any Company employees to become employees of any other person or entity, or (d) solicit any customer of the Company with respect to the Company Businesses. Nothing herein shall be deemed to prohibit the Employee from providing, either alone or as an employee, partner, consultant, member or manager of any person who is engaged in Company Businesses (any such person being referred to as "COMPANY COMPETITORS"), database marketing strategy and marketing program implementation consulting services ("CONSULTING SERVICES") or from providing Consulting Services to persons in association with Company Competitors that are selling to such persons Software or providing to such persons systems integration services.

6.       NOTICES.

         All notices made under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6.

7.       AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

8.       GOVERNING LAW.

         This Agreement shall be deemed to be a contract under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of laws provisions that

                                                                   Exhibit 10.19


would cause the application of the domestic substantive laws of any other jurisdiction).

9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or that may hereafter succeed to the Company's assets or business.

10.     MISCELLANEOUS.

         (a) No delay or omission by the Company or the Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         (c) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

         (d) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



                                   EXCHANGE APPLICATIONS, INC.


                                   By: /s/ Andrew J. Frawley
                                       ---------------------------------------
                                       Andrew J. Frawley, President


                                   EMPLOYEE:


                                   /s/ Elizabet Ruskaup
                                   -------------------------------------------
                                   Elizabet Ruskaup

                                                                   Exhibit 10.19


                          ACKNOWLEDGMENT AND AGREEMENT



         (a) The undersigned hereby acknowledges and agrees (i) that the Nondisclosure and Developments Agreement dated as of November 15, 1996 referenced in Section 3(a) above is hereby amended as provided in Section,3(a) above, and (ii) that the Non-Competition and Non-Solicitation Agreement dated as of November 15, 1996 referred to in Section 3(b) above is hereby terminated and that neither the undersigned nor the Employee hereafter has any rights or duties thereunder.

         (b) The undersigned hereby acknowledges and agrees that the Non-Competition and Non-Solicitation Agreement dated November__, 1995 and the Nondisclosure and Developments Agreement dated November___, 1995 between the Employee and GPLP are hereby terminated and that neither the undersigned nor the Employee has any rights or duties thereunder.

         (c)      The undersigned hereby releases the Employee as provided in
Section 4(b) above.



                              GRANT & PARTNERS LIMITED PARTNERSHIP

                              By: Grant & Partners, Inc., its General Partner

                              By: /s/ Alan Grant
                                  -------------------------------------------
                                  Title: President



                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby releases the Employee as provided in Section 4.2 above.



                              CYRK, INC.

                              By: /s/ Patrick Brady
                                  -------------------------------------------
                                  Title: President

                                                                   Exhibit 10.19


                              TERMINATION AGREEMENT
                                    (DANAHY)



         TERMINATION AGREEMENT dated as of March 18, 1997 by and between JOHN DANAHY, an individual residing at 39 Ellery Street, No. 8, Cambridge, Massachusetts 02138 (the "EMPLOYEE") and EXCHANGE APPLICATIONS, INC., a Delaware corporation that maintains its principal place of business at 695 Atlantic Avenue, Boston, Massachusetts 02111 (the "COMPANY").


                                    RECITALS

         The Employee is employed by, and is a stockholder of, the Company. Concurrently herewith, the Company is obtaining additional equity financing and, in connection therewith, is ceasing to operate the consulting business that the Employee has been engaged by the Company to manage and operate. The parties are entering into this Agreement to provide for the termination of the Employee's employment with the Company, the termination of various agreements to which the Employee and the Company are parties, and for various other matters incidental thereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto agree as follows:

1.       RESIGNATION.

         By mutual consent of the parties, the Employee hereby resigns as an employee of the Company. The parties acknowledge and agree that the termination of the Employee's employment as contemplated hereby is without cause or fault of either the Employee or the Company and is being effected hereby in order to accommodate the Company's obtaining financing from outside sources.

2.       PURCHASE AND SALE OF STOCK, DELIVERY OF STOCK FROM ESCROW.

         (a) The Employee hereby sells, conveys, transfers and assigns 9,375 shares of the Company's Common Stock, $.001 par value per share (the Common Stock of the Company being referred to as "COMMON STOCK"), to the Company, and the Company hereby purchases such shares from the Employee, for a purchase price of $9.38.

         (b) The Company hereby (i) waives its rights under Section 3(b) of the Employee Restricted Stock Agreement dated as of November 15, 1996 between the Employee and the Company (the "RESTRICTED STOCK AGREEMENT") to purchase any of

                                                                   Exhibit 10.19


the Employee's shares of Common Stock other than the 9,375 shares thereof that are being purchased by the Company in accordance with Section 2(a) above (the "REPURCHASED SHARES"), and (ii) agrees to release to the Employee out of the escrow contemplated by Section 8 of the Restricted Stock Agreement free and clear of the encumbrance created thereby and all other liens and encumbrances (other than those that may have been created by the Employee) one or more share certificates in the Employee's name evidencing 3,125 shares of Common Stock in the aggregate, such share certificates to be issued without any reference to the Restricted Stock Agreement or, except as may otherwise expressly agreed to by the Employee in writing, any other agreement (such share certificates being referred to as the "EMPLOYEE SHARE CERTIFICATE"). The Employee hereby represents and warrants to the Company that (i) the Employee is the beneficial owner of the Repurchased Shares and has the right to sell, convey, transfer and assign the same to the Company as contemplated hereby free and clear of all liens and encumbrances except for those created by the Restricted Stock Agreement and any other agreements to which the Company and the Employee are party.

         (c) The transactions contemplated by this Section 2 shall be consummated concurrently herewith by (i) the Company delivering to the Employee its check in the amount of $9.38 and the Employee Share Certificate and (ii) the Company retaining the stock certificate and completing and retaining the stock power (heretofore executed by the Employee) that it holds in accordance with
Section 8 of the Restricted Stock Agreement.

         (d) The Restricted Stock Agreement is hereby terminated immediately upon the consummation of the transactions contemplated by this
Section 2 and, after giving effect to the transactions contemplated by this
Section 2, neither the Employee nor the Corporation shall have any rights or duties thereunder.

3. AMENDMENT OF NONDISCLOSURE AND DEVELOPMENTS AGREEMENT AND TERMINATION OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         (a)(i) The Nondisclosure and Developments Agreement dated as of November 15, 1996 between the Employee and the Company (the "NONDISCLOSURE AGREEMENT") is hereby amended to provide that Grant & Partners Limited Partnership is no longer a third party beneficiary thereof and that the definition of the term "PROPRIETARY INFORMATION" as used therein shall include only (i) all information concerning the Company's organization and financial affairs and (ii) all information and know-how, whether or not in writing, concerning the Company's VALEX software product and the development, production, marketing and the sale thereof, including, but not limited to, all inventions, products, processes, methods, techniques, projects, developments, plans, research data, algorithms, specifications, formula, computer programs, codes and other information relating thereto. The Nondisclosure Agreement is hereby further amended to provide that the term "DEVELOPMENTS" as used therein shall mean all inventions, improvements, discoveries, methods,

                                                                   Exhibit 10.19


developments, software and works of authorship related to the Company's Proprietary Information described in clause (ii) of the definition of "Proprietary Information" as set forth above, whether patentable or not, that were created, made, conceived or reduced to practice by the Employee, alone or jointly with others, or under the Employee's direction and known to the Employee during his employment by the Company, whether or not during normal working hours or on the Company's premises.

         (ii) Without limitation of the provisions of the Nondisclosure Agreement, the Employee agrees not to disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval of the Board of Directors of the Company, from or after the date hereof, unless and until such Proprietary Information as become public knowledge without fault by the Employee.

         (b) The Non-Competition and Non-Solicitation Agreement dated as of November 15, 1996 between the Employee and the Company is hereby terminated and neither the Company or its affiliates (including, without limitation, GPLP) nor the Employee shall hereafter have any rights or duties thereunder.

4.       MUTUAL RELEASES.

         (a) The Employee hereby releases the Company, Cyrk, Inc. and GPLP and their respective officers, directors, partners, affiliates and legal representatives (collectively, the "RELEASEES") from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, which the Employee now has or ever had (whether or not known) against the Releasees including, without limitation, any claims for compensation (including any salary, bonuses, equity or other compensation), any benefits, any claims based on or arising out of any written or oral contract or agreement of any kind between any Releasee and the Employee, and any statutory or other claims arising as a result of the termination of the employment of such Employee, including any wrongful discharge claims, but excluding claims arising under this Agreement and each other agreement entered into by the Employee and any of the Releasees on the date hereof.

         (b) The Company, and by executing this Agreement where indicated below, each of Cyrk, Inc. and GPLP, hereby release the Employee from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, that the Company, Cyrk, Inc. or GPLP now has or ever had (whether or not known) against the Employee other than those claims, demands, rights and causes of action arising under this Agreement and each other agreement entered into by the Employee and any of the Company, Cyrk, Inc. or GPLP on the date hereof or arising from any wrongful disclosure of "Proprietary Information" within the meaning of the Nondisclosure Agreement, as amended by

                                                                   Exhibit 10.19


Section 3(a) above.

5.       NON-COMPETITION.

         The Employee hereby covenants and agrees that he will not during the one year period ending on the first anniversary of the date of this Agreement. (such period being referred to as the "NON-COMPETE PERIOD") (a) develop database marketing software ("SOFTWARE") or provide systems integration services (such businesses being referred to as "COMPANY BUSINESSES") anywhere in the United States or Canada either alone or as an employee, partner, consultant, member or manager of any other person, (b) solicit any Company employees to leave the employ of the Company, (c) solicit any Company employees to become employees of any other person or entity, or (d) solicit any customer of the Company with respect to the Company Businesses. Nothing herein shall be deemed to prohibit the Employee from providing, either alone or as an employee, partner, consultant, member or manager of any person who is engaged in Company Businesses (any such person being referred to as "COMPANY COMPETITORS"), database marketing strategy and marketing program implementation consulting services ("CONSULTING SERVICES") or from providing Consulting Services to persons in association with Company Competitors that are selling to such persons Software or providing to such persons systems integration services.

6.       NOTICES.

         All notices made under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6.

7.       AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

8.       GOVERNING LAW.

         This Agreement shall be deemed to be a contract under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

9.       SUCCESSORS AND ASSIGNS.

                                                                   Exhibit 10.19


         This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or that may hereafter succeed to the Company's assets or business.

10.     MISCELLANEOUS.

         (a) No delay or omission by the Company or the Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         (c) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

         (d) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.


                                        EXCHANGE APPLICATIONS, INC.


                                        By: /s/ Andrew J. Frawley
                                            ----------------------------------
                                            Andrew J. Frawley, President



                                        EMPLOYEE:


                                        /s/ John Danahy
                                        --------------------------------------
                                        John Danahy

                                                                   Exhibit 10.19


                          ACKNOWLEDGMENT AND AGREEMENT

         (a) The undersigned hereby acknowledges and agrees (i) that the Nondisclosure and Developments Agreement dated as of November 15, 1996 referenced in Section 3(a) above is hereby amended as provided in Section 3(a) above, and (ii) that the Non-Competition and Non-Solicitation Agreement dated as of November 15, 1996 referred to in Section 3(b) above is hereby terminated and that neither the undersigned nor the Employee hereafter has any rights or duties thereunder.

         (b) The undersigned hereby acknowledges and agrees that the Non-Competition and Non-Solicitation Agreement dated July 24, 1996 and the Nondisclosure and Developments Agreement dated July 24, 1996 between the Employee and GPLP are hereby terminated and that neither the undersigned nor the Employee has any rights or duties thereunder.

         (c)      The undersigned hereby releases the Employee as provided in
Section 4(b) above.



                              GRANT & PARTNERS LIMITED PARTNERSHIP

                              By: Grant & Partners, Inc., its General Partner

                              By: /s/ Alan Grant
                                  -------------------------------------------
                                  Title: President



                              ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby releases the Employee as provided in Section 4.2 above.


                              CYRK, INC.

                              By: /s/ Patrick Brady
                                  -------------------------------------------
                                  Title: President

                                                                   Exhibit 10.19


                              TERMINATION AGREEMENT
                                    (WILLMS)


         TERMINATION AGREEMENT dated as of March 18, 1997 by and between ROBERT WILLMS, an individual residing at 247 Temple Street, West Newton, Massachusetts 02165 (the "EMPLOYEE") and EXCHANGE APPLICATIONS, INC., a Delaware corporation that maintains its principal place of business at 695 Atlantic Avenue, Boston, Massachusetts 02111 (the "COMPANY")


                                    RECITALS

         The Employee is employed by, and is a stockholder of, the Company. Concurrently herewith, the Company is obtaining additional equity financing and, in connection therewith, is ceasing to operate the consulting business that the Employee has been engaged by the Company to manage and operate. The parties are entering into this Agreement to provide for the termination of the Employee's employment with the Company, the termination of various agreements to which the Employee and the Company are parties, and for various other matters incidental thereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto agree as follows:


1.       RESIGNATION.

         (a) By mutual consent of the parties, the Employee hereby resigns as an employee of the Company. The parties acknowledge and agree that the termination of the Employee's employment as contemplated hereby is without cause or fault of either the Employee or the Company and is being effected hereby in order to accommodate the Company's obtaining financing from outside sources.

         (b) The Company shall pay to the Employee concurrently with the execution hereof in immediately available funds the remaining balance of the Employee's 1996 bonus compensation in the amount of $40,000.

2.       PURCHASE AND SALE OF STOCK; DELIVERY OF STOCK FROM ESCROW.

         (a) The Employee hereby sells, conveys, transfers and assigns 31,250 shares of the Company's Common Stock, $.001 par value per share (the Common Stock of the Company being referred to as "COMMON STOCK"), to the Company, and the Company hereby purchases such shares from the Employee, for a purchase price of $31.25.

                                                                   Exhibit 10.19



         (b) The Company hereby (i) waives its rights under Section 3(b) of the Employee Restricted Stock Agreement dated as of November 15, 1996 between the Employee and the . Company (the "RESTRICTED STOCK AGREEMENT") to purchase any of the Employee's shares of Common Stock other than the 31,250 shares thereof that are being purchased by the Company in accordance with Section 2(a) above (the "REPURCHASED SHARES"), and (ii) agrees to release to the Employee out of the escrow contemplated by Section 8 of the Restricted Stock Agreement free and clear of the encumbrance created thereby and all other liens and encumbrances (other than those that may have been created by the Employee) one - or more share certificates in the Employee's name evidencing 31,250 shares of Common Stock in the aggregate, such share certificates to be issued without any reference to the Restricted Stock Agreement or, except as may otherwise expressly agreed to by the Employee in writing, any other agreement (such share certificates being referred to as the "EMPLOYEE SHARE CERTIFICATE"). The Employee hereby represents and warrants to the Company that (i) the Employee is the beneficial owner of the Repurchased Shares and has the right to sell, convey, transfer and assign the same to the Company as contemplated hereby free and clear of all liens and encumbrances except for those created by the Restricted Stock Agreement and any other agreements to which the Company and the Employee are party.

         (c) The transactions contemplated by this Section 2 shall be consummated concurrently herewith by (i) the Company delivering to the Employee its check in the amount of $31.25 and the Employee Share Certificate and (ii) the Company retaining the stock certificate and completing and retaining the stock power (heretofore executed by the Employee) that it holds in accordance with Section 8 of the Restricted Stock Agreement.

         (d) The Restricted Stock Agreement is hereby terminated immediately upon the consummation of the transactions contemplated by this
Section 2 and, after giving effect to the transactions contemplated by this
Section 2, neither the Employee nor the Corporation shall have any rights or duties thereunder.

3. AMENDMENT OF NONDISCLOSURE AND DEVELOPMENTS AGREEMENT AND TERMINATION OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         (a)(i) The Nondisclosure and Developments Agreement dated as of November 15, 1996 between the Employee and the Company (the "NONDISCLOSURE AGREEMENT") is hereby amended to provide that Grant & Partners Limited Partnership is no longer a third party beneficiary thereof and that the definition of the term "PROPRIETARY INFORMATION" as used therein shall include only (i) all information concerning the Company's organization and financial affairs and (ii) all information and know-how, whether or not in writing, concerning the Company's VALEX software product and the development, production, marketing and the sale thereof, including, but not limited to, all inventions, products, processes, methods, techniques, projects,

                                                                   Exhibit 10.19


developments, plans, research data, algorithms, specifications, formula, computer programs, codes and other information relating thereto. The Nondisclosure Agreement is hereby further amended to provide that the term "DEVELOPMENTS" as used therein shall mean all inventions, improvements, discoveries methods, developments, software and works of authorship related to the Company's Proprietary Information described in clause (ii) of the definition of "Proprietary Information" as set forth above, whether patentable or not, that were created, made, conceived or reduced to practice by the Employee, alone or jointly with others, or under the Employee's direction and known to the Employee during his employment by the Company, whether or not during normal working hours or on the Company's premises.

         (ii) Without limitation of the provisions of the Nondisclosure Agreement, the Employee agrees not to disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval of the Board of Directors of the Company, from or after the date hereof, unless and until such Proprietary Information as become public knowledge without fault by the Employee.

         (b) The Non-Competition and Non-Solicitation Agreement dated as of November 15, 1996 between the Employee and the Company is hereby terminated and neither the Company or its affiliates (including, without limitation, GPLP) nor the Employee shall hereafter have any rights or duties thereunder.

4.       MUTUAL RELEASES.

         (a) The Employee hereby releases the Company, Cyrk, Inc. and GPLP and their respective officers, directors, partners, affiliates and legal representatives (collectively, the "RELEASEES") from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, which the Employee now has or ever had (whether or not known) against the Releasees including, without limitation, any claims for compensation (including any salary, bonuses, equity or other compensation), any benefits, any claims based on or arising out of any written or oral contract or agreement of any kind between any Releasee and the Employee, and any statutory or other claims arising as a result of the termination of the employment of such Employee, including any wrongful discharge claims, but excluding claims arising under this Agreement and each other agreement entered into by the Employee and any of the Releasees on the date hereof.

         (b) The Company, and by executing this Agreement where indicated below, each of Cyrk, Inc. and GPLP, hereby release the Employee from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, that the Company, Cyrk, Inc. or GPLP now has or ever had (whether or not known) against the Employee other than those

                                                                   Exhibit 10.19


claims, demands, rights and causes of action arising under this Agreement and each other agreement entered into by the Employee and any of the Company, Cyrk, Inc. or GPLP on the date hereof or arising from any wrongful disclosure of "Proprietary Information" within the meaning of the Nondisclosure Agreement, as amended by Section 3(a) above.

5.      NON-COMPETITION.

         The Employee hereby covenants and agrees that he will not during the one year period ending on the first anniversary of the date of this Agreement (such period being referred to as the "NON-COMPETE PERIOD") (a) develop database marketing software ("SOFTWARE") or provide systems integration services (such businesses being referred to as "COMPANY BUSINESSES") anywhere in the United States or Canada either alone or as an employee, partner, consultant, member or manager of any other person, (b) solicit any Company employees to leave the employ of the Company, (c) solicit any Company employees to become employees of any other person or entity, or (d) solicit any customer of the Company with respect to the Company Businesses. Nothing herein shall be deemed to prohibit the Employee from providing, either alone or as an employee, partner, consultant, member or manager of any person who is engaged in Company Businesses (any such person being referred to as "COMPANY COMPETITORS"), database marketing strategy and marketing program implementation consulting services ("CONSULTING SERVICES") or from providing Consulting Services to persons in association with Company Competitors that are selling to such persons Software or providing to such persons systems integration services.

6.       NOTICES.

         All notices made under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6.

7.       AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

8.       GOVERNING LAW.

         This Agreement shall be deemed to be a contract under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

                                                                   Exhibit 10.19



9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall-be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or that may hereafter succeed to the Company's assets or business.

10.      MISCELLANEOUS.

         (a) No delay or omission by the Company or the Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         (c) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

         (d) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

                                                                   Exhibit 10.19



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



                                   EXCHANGE APPLICATIONS, INC.


                                   By: /s/ Andrew J. Frawley
                                       --------------------------------------
                                       Andrew J. Frawley, President


                                   EMPLOYEE:


                                   /s/ Robert Willms
                                   ------------------------------------------
                                   Robert Willms

                                                                   Exhibit 10.19


                          ACKNOWLEDGEMENT AND AGREEMENT

         (a) The undersigned hereby acknowledges and agrees (i) that the Nondisclosure and Developments Agreement dated as of November 15, 1996 referenced in Section 3(a) above is hereby amended as provided in Section 3(a) above, and (ii) that the Non-Competition and Non Solicitation Agreement dated as of November 15, 1996 referred to in Section 3(b) above is hereby terminated and that neither the undersigned nor the Employee hereafter has any rights or duties thereunder.

         (b) The undersigned hereby acknowledges and agrees that the Non-Competition and Non-Solicitation Agreement dated February 13, 1995 and the Nondisclosure and Developments Agreement dated February 13, 1995 between the Employee and GPLP are hereby terminated and that neither the undersigned nor the Employee has any rights or duties thereunder.

         (c)      The undersigned hereby releases the Employee as provided in
Section 4(b) above.




                              GRANT & PARTNERS LIMITED PARTNERSHIP

                              By: Grant & Partners, Inc., its General Partner



                              By: /s/ Alan Grant
                                  -------------------------------------------
                                  Title: President




                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby releases the Employee as provided in Section 4.2 above.



                              CYRK, INC.

                              By: /s/ Patrick Brady
                                  -------------------------------------------
                                  Title: President

                                                                   Exhibit 10.19



                              TERMINATION AGREEMENT
                                     (LEWIS)


         TERMINATION AGREEMENT dated as of March 18, 1997 by and between BARBARA LEWIS, an individual residing at 48 Commonwealth Avenue, No. 17, Boston, Massachusetts 02116 (the "EMPLOYEE") and EXCHANGE APPLICATIONS, INC., a Delaware corporation that maintains its principal place of business at 695 Atlantic Avenue, Boston, Massachusetts 02111 (the "COMPANY").


                                    RECITALS

         The Employee is employed by, and is a stockholder of, the Company. Concurrently herewith, the Company is obtaining additional equity financing and, in connection therewith, is ceasing to operate the consulting business that the Employee has been engaged by the Company to manage and operate. The parties are entering into this Agreement to provide for the termination of the Employee's employment with the Company, the termination of various agreements to which the Employee and the Company are parties, and for various other matters incidental thereto.

         NOW, THEREFORE, in consideration of the mutual covenants herein expressed, the parties hereto agree as follows:

1.       RESIGNATION.

         By mutual consent of the parties, the Employee hereby resigns as an employee of the Company. The parties acknowledge and agree that the termination of the Employee's employment as contemplated hereby is without cause or fault of either the Employee or the Company and is being effected hereby in order to accommodate the Company's obtaining financing from outside sources.

2.       PURCHASE AND SALE OF STOCK; DELIVERY OF STOCK FROM ESCROW.

         (a) The Employee hereby sells, conveys, transfers and assigns 18,750 shares of the Company's Common Stock, $.001 par value per share (the Common Stock of the Company being referred to as "COMMON STOCK"), to the Company, and the Company hereby purchases such shares from the Employee, for a purchase price of $18.75.

         (b) The Company hereby (i) waives its rights under Section 3(b) of the Employee Restricted Stock Agreement dated as of November 15, 1996 between the Employee and the Company (the "RESTRICTED STOCK AGREEMENT") to purchase any of the Employee's shares of Common Stock other than the 18,750 shares thereof that

                                                                   Exhibit 10.19


are being purchased by the Company in accordance with Section 2(a) above (the "REPURCHASED SHARES"), and (ii) agrees to release to the Employee out of the escrow contemplated by Section 8 of the Restricted Stock Agreement free and clear of the encumbrance created thereby and all other liens and encumbrances (other than those that may have been created by the Employee) one or more share certificates in the Employee's name evidencing 6,250 shares of Common Stock in the aggregate, such share certificates to be issued without any reference to the Restricted Stock Agreement or, except as may otherwise expressly agreed to by the Employee in writing, any other agreement (such share certificates being referred to as the "EMPLOYEE SHARE CERTIFICATE"). The Employee hereby represents and warrants to the Company that (i) the Employee is the beneficial owner of the Repurchased Shares and has the right to sell, convey, transfer and assign the same to t e Company as contemplated hereby free and clear of all liens and encumbrances except for those created by the Restricted Stock Agreement and any other agreements to which the Company and the Employee are party.

         (c) The transactions contemplated by this Section 2 shall be consummated concurrently herewith by (i) the Company delivering to the Employee its check in the amount of $18.75 and the Employee Share Certificate and (ii) the Company retaining the stock certificate and completing and retaining the stock power (heretofore executed by the Employee) that it holds in accordance with Section 8 of the Restricted Stock Agreement.

         (d) The Restricted Stock Agreement is hereby terminated immediately upon the consummation of the transactions contemplated by this
Section 2 and, after giving effect to the transactions contemplated by this
Section 2, neither the Employee nor the Corporation shall have any rights or duties thereunder.

3. AMENDMENT OF NONDISCLOSURE AND DEVELOPMENTS AGREEMENT AND TERMINATION OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT.

         (a)(i) The Nondisclosure and Developments Agreement dated as of November 15, 1996 between the Employee and the Company (the "NONDISCLOSURE AGREEMENT") is hereby amended to provide that Grant & Partners Limited Partnership is no longer a third party beneficiary thereof and that the definition of the term "PROPRIETARY INFORMATION" as used therein shall include only (i) all information concerning the Company's organization and financial affairs and (ii) all information and know-how, whether or not in writing, concerning the Company's VALEX software product and the development, production, marketing and the sale thereof, including, but not limited to, all inventions, products, processes, methods, techniques, projects, developments, plans, research data, algorithms, specifications, formula, computer programs, codes and other information relating thereto. The Nondisclosure Agreement is hereby further amended to provide that the term "DEVELOPMENTS" as used therein shall mean all inventions, improvements, discoveries, methods, developments, software and works of authorship related to the Company's

                                                                   Exhibit 10.19



Proprietary Information described in clause (ii) of the definition of "Proprietary Information" as set forth above, whether patentable or not, that were created, made, conceived reduced to practice by the Employee, alone or jointly with others, or under the Employee's direction and known to the Employee during his employment by the Company, whether or not during normal working hours or on the Company's premises.

         (ii) Without limitation of the provisions of the Nondisclosure Agreement, the Employee agrees not to disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval of the Board of Directors of the Company, from or after the date hereof, unless and until such Proprietary Information as become public knowledge without fault by the Employee.

         (b) The Non-Competition and Non-Solicitation Agreement dated as of December 11, 1996 between the Employee and the Company is hereby terminated and neither the Company or its affiliates (including, without limitation, GPLP) nor the Employee shall hereafter have any rights or duties thereunder.

4.       MUTUAL RELEASES.

         (a) The Employee hereby releases the Company, Cyrk, Inc. and GPLP and their respective officers, directors, partners, affiliates and legal representatives (collectively, the "RELEASEES") from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, which the Employee now has or ever had (whether or not known) against the Releasees including, without limitation, any claims for compensation (including any salary, bonuses, equity or other compensation), any benefits, any claims based on or arising out of any written or oral contract or agreement of any kind between any Releasee and the Employee, and any statutory or other claims arising as a result of the termination of the employment of such Employee, including any wrongful discharge claims, but excluding claims arising under this Agreement and each other agreement entered into by the Employee and any of the Releasees on the date hereof.

         (b) The Company, and by executing this Agreement where indicated below, each of Cyrk, Inc. and GPLP, hereby release the Employee from any and all claims, demands, rights and causes of action of whatever kind or nature now existing or that may result from the existing state of things, that the Company, Cyrk, Inc. or GPLP now has or ever had (whether or not known) against the Employee other than those claims, demands, rights and causes of action arising under this Agreement and each other agreement entered into by the Employee and any of the Company, Cyrk, Inc. or GPLP on the date hereof or arising from any wrongful disclosure of "Proprietary Information" within the meaning of the Nondisclosure Agreement, as amended by Section 3(a) above.

                                                                   Exhibit 10.19



5.       NON-COMPETITION.

         The Employee hereby covenants and agrees that he will not during the one year period ending on the first anniversary of the date of this Agreement (such period being referred to as the "NON-COMPETE PERIOD") (a) develop database marketing software ("SOFTWARE") or provide systems integration services (such businesses being referred to as "COMPANY BUSINESSES") anywhere in the United States or Canada either alone or as an employee, partner, consultant, member or manager of any other person, (b) solicit any Company employees to leave the employ of the Company, (c) solicit any Company employees to become employees of any other person or entity, or (d) solicit any customer of the Company with respect to the Company Businesses. Nothing herein shall be deemed to prohibit the Employee from providing, either alone or as an employee, partner, consultant, member or manager of any person who is engaged in Company Businesses (any such person being referred to as "COMPANY COMPETITORS"), database marketing strategy and marketing program implementation consulting services ("CONSULTING SERVICES") or from providing Consulting Services to persons in association with Company Competitors that are selling to such persons Software or providing to such persons systems integration services.

6.       NOTICES.

         All notices made under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 6.

7.       AMENDMENT.

         This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

8.       GOVERNING LAW.

         This Agreement shall be deemed to be a contract under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

9.       SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or

                                                                   Exhibit 10.19



into which the Company may be merged or that may hereafter succeed to the Company's assets or business.

10.      MISCELLANEOUS.

         (a) No delay or omission by the Company or the Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company or the Employee on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

         (b) The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

         (c) Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

         (d) In case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.



                                        EXCHANGE APPLICATIONS, INC.


                                        By: /s/ Andrew J. Frawley
                                            ----------------------------------
                                            Andrew J. Frawley, President



                                        EMPLOYEE:


                                        /s/ Barbara Lewis
                                        --------------------------------------
                                        Barbara Lewis

                                                                   Exhibit 10.19



                          ACKNOWLEDGEMENT AND AGREEMENT

         (a) The undersigned hereby acknowledges and agrees (i) that the Nondisclosure and Developments Agreement dated as of November 15, 1996 referenced in Section 3(a) above is hereby amended as provided in Section 3(a) above, and (ii) that the Non-Competition and Non Solicitation Agreement dated as of November 15, 1996 referred to in Section 3(b) above is hereby terminated and that neither the undersigned nor the Employee hereafter has any rights or duties thereunder.

         (b) The undersigned hereby acknowledges and agrees that the Non-Competition and Non-Solicitation Agreement dated February 13, 1995 and the Nondisclosure and Developments Agreement dated February 13, 1995 between the Employee and GPLP are hereby terminated and that neither the undersigned nor the Employee has any rights or duties thereunder.

         (c)      The undersigned hereby releases the Employee as provided in
Section 4(b) above.



                              GRANT & PARTNERS LIMITED PARTNERSHIP


                              By: Grant & Partners, Inc., its General Partner


                              By: /s/ Alan Grant
                                  -------------------------------------------
                                  Title: President



                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby releases the Employee as provided in Section 4.2 above.


                              CYRK, INC.

                              By: /s/ Patrick Brady
                                  -------------------------------------------
                                  Title: President